^L




                                        Exhibit 23.2



                      CONSENT OF INDEPENDENT AUDITORS



The Board of Directors
Alex. Brown Incorporated




     We consent to the use of our report incorporated herein by reference.




                    s/ KPMG PEAT MARWICK LLP



Baltimore, Maryland
May 11, 1995